Good Counsel

August 1, 2021

Mr. Jim Jones
Chief Financial Officer
Spark Energy, LLC
12140 Wickchester Lane, Suite 100
Houston, Texas 77079

Re:    Amendment to Good Counsel Consulting Agreement

Dear Mr. Jones:

    This Amendment is in reference to the Legal Engagement between Good Counsel Legal Services, LLC and Spark Energy, LLC dated August 27, 2020 (“Agreement”) and serves, for good and valuable consideration, to amend the following in the Agreement:

1.The entity “Good Counsel Legal Services, LLC” is replaced with “Good Counsel Group LLC”.

2.Barbara Clay represents that this change is strictly a tax efficiency change. Both entities are solely and 100% owned by Barbara Clay, Esq. and there will be no change in services.

3.Except as specifically amended by this Amendment, all other provisions of the Agreement remain in full force and effect.

By the signatures below, the parties accept this Amendment.

    SPARK ENERGY LLC

    /s/ Jim Jones___________________
By:     Jim Jones
Title:    Chief Financial Officer

GOOD COUNSEL LEGAL SERVICES, LLC
    /s/ Barbara Clay_________________
By:     Barbara Clay, Esq.
Title:     Managing Member

GOOD COUNSEL GROUP LLC
    /s/ Barbara Clay_________________
By:     Barbara Clay, Esq.
Title:     Managing Member